                                                                 August 20, 1998

Dear Fellow Shareholders:

          We are pleased to provide our first Annual Report to Shareholders. Our Marathon Fund is off to a great start! We have selected 39 of the best companies in the four sectors of the economy, which we believe will outperform the overall market over the next 3 to 5 years. Our four sectors are pharmaceuticals, technology, financial services, and retail. We even managed to beat the Dow Jones Industrial Average, the Russell 2000, and the Standard & Poor's 500 Index in the quarter ending June 30, 1998. In addition, we have no taxable capital gains to pass on to our shareholders, so your tax adjusted return should compare favorably to other mutual funds with similar performance but high portfolio turnover. Please refer to the performance chart below to see the relative return of an investment of $10,000 in the S & P 500 and the Marathon Fund.

           Through the first half of 1998, the stocks of companies in our four sectors rose an average of 25.77% verses the overall market rise of 16.26% (according to the Wall Street Journal). We remain comfortable with these sectors and we believe that they will continue to outperform the overall market. As of June 30, 1998, our weighting by sector was 34% technology, 29% financial services, 16% pharmaceuticals, and 17% retail; we also had 4% in cash. Over the next few months, our weighting will increase in pharmaceuticals and retail and will decrease in technology. Our weighting in financial services will remain about the same. Cash will decrease as we approach a fully invested position.

          The outlook is good for stocks of companies in our four sectors of the economy. Low interest rates and new products will help technology and pharmaceutical companies expand. Low interest rates are favorable for financial service companies and retailers. Low unemployment, low inflation, high consumer confidence, the Federal budget surplus, state budget surpluses, and emerging capitalism around the world provide a favorable environment for investment in the stocks of companies in our four sectors.

           We want to thank our team members - - our Transfer Agent, our Custodian Bank, our independent auditor, and our outside lawyers - - for helping us get a solid start. We also thank our shareholders for their confidence and trust.

          You can reach us (toll free) at 1-888-88-BOYLE or through our website at "www.BoyleFund.com".

                                                       Respectfully submitted,


                                                       ______________________
                                                       Michael and Joanne Boyle

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Boyle Marathon Fund
                                                         Schedule of Investments
                                                                    June 30,1998
--------------------------------------------------------------------------------
Shares/Principal Amount                           Cost     Market    % of Assets
                                                           Value
--------------------------------------------------------------------------------
 Technology
5,000    Applied Signal Technology*             61,891     59,375
  900    Cisco Systems Inc.*                    70,813     82,856
  500    Compaq Computer Corp.                  14,470     14,187
  600    Dell Computer Corp.*                   47,607     55,688
2,000    Digital Microware Corp.*               26,714     14,500
  100    Excite, Inc.*                           8,950      9,350
  300    Intel Corp.                            25,710     22,238
  150    Microsoft Corp.*                       12,863     16,255
1,000    Peoplesoft Inc.*                       44,485     47,000
  100    Quantam Corp.*                          2,354      2,075
   50    Yahoo!, Inc.*                           5,118      7,875
                                               -------    -------
                                               320,975    331,399       33.64%
 Retail
1,000    CompUSA Inc.*                          16,525     18,125
  800    Gap Inc.                               40,843     49,300
  400    Home Depot Inc.                        31,175     33,225
  200    K Mart Corp.*                           3,564      3,850
1,000    Preview Travel, Inc.*                  26,497     34,375
  500    Ross Stores, Inc.                      21,338     21,500
  100    Starbucks Corp.*                        4,668      5,344
  200    U.S. Home And Garden, Inc.*             1,266      1,288
  100    Walgreen Co.                            3,498      4,131
                                               -------    -------
                                               149,374    171,138       17.37%
 Pharmaceuticals
   50    Bristol Myers Squibb Co.                5,355      5,747
   50    Johnson & Johnson                       3,518      3,688
  350    Lilly, Eli & Co.                       22,887     23,122
  700    McKesson Corp.                         52,645     56,875
  250    Merck & Co. Inc.                       30,647     33,437
  250    Pfizer Inc.                            24,885     27,156
  100    Watson Pharmaceuticals, Inc.*           3,892      4,669
                                               -------    -------
                                               143,829    154,694       15.70%
 Financial Services
  200    Donaldson, Lufkin & Jenrette            9,585     10,162
2,000    E Trade Group.*                        42,108     45,875
  100    Fedl National Mortgage Assoc.           6,135      6,125
  150    Franklin Resources Inc.                 8,047      8,100
1,000    Hambrecht & Quist Group, Inc.*         29,058     36,313
  100    Merrill Lynch & Co. Inc.                8,838      9,225
1,200    Pre-Paid Legal Services, Inc.*         39,833     37,875
  100    John Nuveen Corp.                       3,604      3,969
  100    Providian Corp.                         6,347      7,856
  800    Robert Half International*             41,473     44,700
2,000    Schwab (Charles) Corp.                 68,180     65,000
  200    Silicon Valley Bancshares*              6,670      7,119
                                               -------    -------
                                               269,878    282,319       28.65%
 Cash and Equivalents
112,061  Star Bank Treasury                    112,061    112,061       11.37%

        Total Investments                      996,117  1,051,611      106.73%

        Other Assets Less Liabilities                     (66,352)      -6.73%

        Net Assets - Equivalent to $10.31 per share on    985,259      100.00%

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilites
June 30, 1998

Assets:
     Investment Securities at Market Value                            1,051,611
           (Identified Cost - $996,117)
     Cash                                                                   100
     Receivables:
          Advisor                                                         2,123
          Dividends and Interest                                          1,059
     Other Assets                                                         9,206
               Total Assets                                           1,064,099
Liabilities
     Payables:
          Investment Securities Purchased                                60,812
          Shareholder Distributions                                           -
          Accrued Expenses                                               18,028
               Total Liabilities                                         78,840
Net Assets                                                              985,259
Net Assets Consist of:
     Capital Paid In                                                    932,962
     Undistributed Net Investment Income                                 (3,197)
     Accumulated Realized Gain (Loss) on Investments - Net                    -
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                  55,494
 Net Assets, for 95,569 Shares Outstanding                              985,259
Net Asset Value and Redemption Price
      Per Share ($985,259/95,569 shares)                                  10.31
Offering Price Per Share                                                  10.31

 Statement of Operations
          Feburary 23 to June 30, 1998

Investment Income:
     Dividends                                                              460
     Interest                                                             5,164
          Total Investment Income                                         5,624
Expenses
     Management Fees (Note 2)                                             3,232
     Administration Fee                                                   2,155
     Audit                                                                8,127
     Organizational Costs                                                   694
          Total Expenses                                                 14,208
     Reimbursed Fees                                                     (5,387)
          Total Expenses after Reimbursements                             8,821

Net Investment Income                                                    (3,197)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                      -
     Distribution of Realized Capital Gains from other Investment Companies - Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments                                     55,494
Net Realized and Unrealized Gain (Loss) on Investments                   55,494

Net Increase (Decrease) in Net Assets from Operations                    52,297

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
                                                                         2/23/98
                                                                           to
                                                                         6/30/98
From Operations:
     Net Investment Income                                               (3,197)
     Net Realized Gain (Loss) on Investments                                  -
     Net Unrealized Appreciation (Depreciation)                          55,494
     Increase (Decrease) in Net Assets from Operations                   52,297
From Distributions to Shareholders
     Net Investment Income                                                    -
     Net Realized Gain (Loss) from Security Transactions                      -
     Net  Increase (Decrease) from Distributions                              -
From Capital Share Transactions:
     Proceeds  From  Sale of 95,569  Shares                             932,962
     Net Asset  Value of 0 Shares Issued on
       Reinvestment of Dividends                                              -
     Cost of 0 Shares Redeemed                                                -
                                                                        932,962
Net Increase  in Net Assets                                             985,259
Net Assets at Beginning of Period
  (including undistributed net investment income of $0)                       -
Net Assets at End of Period
  (including undistributed net investment income of $237)               985,259

Financial Highlights
Selected data for a share of common stock
outstanding throughout the period:                                       2/23/98
                                                                           to
                                                                         6/30/98
Net Asset Value -
     Beginning of Period                                                  10.00
Net Investment Income                                                     (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                                             0.36
Total from Investment Operations                                           0.31
Dividends
     (from net investment income)                                          0.00
Distributions (from capital gains)                                         0.00
Return of Capital                                                          0.00
     Total Distributions                                                   0.00
Net Asset Value -
     End of Period                                                        10.31
Total Return *                                                             8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      985
Before reimbursments
   Ratio of Expenses to Average Net Assets*                                6.59%
   Ratio of Net Income to Average Net Assets*                            (3.98)%
After reimbursments
   Ratio of Expenses to Average Net Assets*                                4.09%
   Ratio of Net Income to Average Net Assets*                            (1.48)%
Portfolio Turnover Rate                                                    0.00%
Average commission per share                                             0.04404

*Annualized

    The accompanying notes are an integral part of the financial statements.

BOYLE MARATHON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998



  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the high technology, financial services, pharmaceutical, and retail fields. The Fund intends to focus on companies with headquarters of with large operations is the San Francisco/Silicon Valley area. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives form the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees. During the fiscal year ending June 30, 1998 all management and administrative fees have been waived.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Boyle Management and Research, Inc. are also owners and/or directors of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1998 an indefinite  number of shares of capital stock ($.10 par
     value)  were   authorized,   and  paid-in  capital  amounted  to  $932,962.
     Transactions in common stock were as follows:

Shares sold                                                               95,569
Shares issued to shareholders in reinvestment of dividends                     0
                                                                          ------
                                                                          95,569
Shares redeemed                                                                0
                                                                          ------
Net Increase                                                              95,569
Shares Outstanding:
     Beginning of Period                                                       0
                                                                          ------
     End of Period                                                        95,569
                                                                          ======

  5.)PURCHASES AND SALES OF SECURITIES
     During the period from inception to June 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $884,056 and $0 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)FINANCIAL INSTRUMENTS DISCLOSURE
     There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1998.

  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost. At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
Appreciation             (Depreciation)          Net Appreciation (Depreciation)
   86,297                   (30,803)                         55,494

                       INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
Boyle Marathon Fund

We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and financial highlights for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 20, 1998
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